Exhibit 99.3

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$16	$43			$59	$(37)
2	Pinnacle West Energy	5	2			8	6
3	APS Energy Services	8	5			13	—
4	SunCor	1	2			4	1
5	El Dorado	3	2			5	8
6	Parent Company	(13)	1			(14)	(25)

7	Income From Continuing Operations	20	55			75	(47)
8	Income From Discontinued Operations - Net of Tax	5	1			6	(1)

9	Net Income	$25	$56			$81	$(48)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.17	$0.47			$0.65	$(0.48)
11	Pinnacle West Energy	0.06	0.02			0.08	0.06
12	APS Energy Services	0.08	0.06			0.14	(0.02)
13	SunCor	0.01	0.02			0.04	—
14	El Dorado	0.03	0.02			0.05	0.09
15	Parent Company	(0.13)	0.01			(0.14)	(0.27)

16	Income From Continuing Operations	0.22	0.60			0.82	(0.62)
17	Income From Discontinued Operations - Net of Tax	0.06	0.01			0.07	(0.01)

18	Net Income	$0.28	$0.61			$0.89	$(0.63)

19	BOOK VALUE PER SHARE	$29.39	$29.95			$29.95	$(0.59)
	COMMON SHARES OUTSTANDING -
	DILUTED (Thousands)
20	Average	91,359	91,450			91,402	6,492
21	End of Period	91,257	91,262			91,262	6,494

See Glossary of Terms.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

ELECTRIC OPERATING REVENUES
          (Dollars in Millions)

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$168	$233			$401	4
23	Business	196	251			447	1

24	Total retail	364	484			848	5
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	4			7	4
26	Retail load hedge management	5	8			13	—
27	Transmission for others	6	5			11	(1)
28	Other miscellaneous services	7	6			13	7

29	Total regulated electricity	385	507			892	15

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	44	20			64	54
31	Realized margins on electricity trading	5	2			7	(34)
32	Other delivered electricity (a)	122	147			269	196

33	Total delivered marketing and trading	171	169			340	216

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(2)	(2)			(4)	(9)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(3)	1			(5)	17
36	Change in mark-to-market for future-period deliveries	(3)	(1)			(1)	(19)

37	Total other marketing and trading	(8)	(2)			(10)	(11)

38	Total marketing and trading	163	167			330	205

39	Total electric operating revenues	$548	$674			$1,222	$220

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail sales
40	Residential	2,104	2,543			4,647	65
41	Business	2,849	3,450			6,299	99

42	Total retail	4,953	5,993			10,946	164
	Wholesale electricity delivered
43	Traditional contracts	130	131			261	69
44	Retail load hedge management	109	205			314	(74)

45	Total regulated electricity	5,192	6,329			11,521	159

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	992	476			1,468	1,019
47	Electricity trading	3,910	3,140			7,050	345
48	Other delivered electricity	2,470	3,004			5,474	3,973

49	Total delivered marketing and trading	7,372	6,620			13,992	5,337

50	Total electric sales	12,564	12,949			25,513	5,496

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the second quarter of 2003. Lines 31 and 34 include amounts totaling $1 million of realized losses for the second quarter of 2003.

See Glossary of Terms.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

MARKETING AND TRADING SEGMENT
      PRETAX GROSS MARGIN ANALYSIS
           (Dollars in Millions)

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$1			$4	$2
52	Other electricity marketing and trading (a)	24	21			45	(12)

53	Total electricity	27	22			49	(10)
54	Other commodities (a)	(2)	(2)			(4)	(9)

55	Total realized margin	25	20			45	(19)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(5)	(2)			(8)	9
57	Other commodities (a)	2	3			3	8
58	Charge related to trading activities with Enron and its affiliates	—	—			—	—

59	Subtotal	(3)	1			(5)	17

60	Total current period effects (b)	22	21			40	(2)

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	(6)	1			(4)	(31)
62	Other commodities	3	(2)			3	13

63	Total future period effects	(3)	(1)			(1)	(18)

64	Total gross margin	$19	$20			$39	$(20)

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of June 30, 2003, Pinnacle West had accumulated mark-to-market net gains of $35 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2003, $6 million; 2004, $7 million; 2005, $8 million; 2006 and thereafter, $14 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the second quarter of 2003. A $2 million realized gain is included in the $21 million on line 52 for the second quarter of 2003.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

MARKETING AND TRADING SEGMENT
      PRETAX GROSS MARGIN ANALYSIS (continued)
          (Dollars in Millions)

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	By Commodity Sold or Traded
65	Electricity	$17	$21			$38	$(32)
66	Natural gas	2	3			5	9
67	Coal	(1)	(1)			(2)	1
68	Emission allowances	—	(3)			(3)	1
69	Other	1	—			1	1

70	Total gross margin	$19	$20			$39	$(20)

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$(2)	$—			$(2)	$(3)
72	Other marketing and trading	4	4			8	(35)
	APS
73	Generation sales other than native load	6	1			7	6
74	Other marketing and trading	—	3			3	3
	Pinnacle West Energy
75	Generation sales other than native load	(1)	—			(1)	(1)
76	Other marketing and trading	—	—			—	—
	APS ES
77	Other marketing and trading	12	12			24	10

78	Total gross margin before income taxes	$19	$20			$39	$(20)

See Glossary of Terms.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	827,937	821,331			824,634	26,293
80	Business	101,999	102,601			102,300	2,590

81	Total	929,936	923,932			926,934	28,883
82	Wholesale customers	65	66			66	(1)

83	Total customers	930,001	923,998			927,000	28,882

84	Customer Growth (% over prior year)	3.3%	3.1%			3.2%	0.0%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,235	2,516			4,751	200
86	Business	2,880	3,494			6,374	208

87	Total	5,115	6,010			11,125	408

	RETAIL USAGE
	(KWh/Average Customer)
88	Residential	2,541	3,096			5,635	(104)
89	Business	27,927	33,625			61,569	(270)
	RETAIL USAGE - WEATHER NORMALIZED
	(KWh/Average Customer)
90	Residential	2,700	3,063			5,761	60
91	Business	28,236	34,058			62,311	472
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,569	5,571			5,571	146

See Glossary of Terms.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,306	2,047			4,353	(146)
94	Coal	2,770	2,823			5,593	—
95	Gas, oil and other	1,288	1,572			2,860	1,864

96	Total	6,364	6,442			12,806	1,718

	Purchased power
97	Firm load	(15)	606			591	(325)
98	Marketing and trading	6,489	6,349			12,838	4,246

99	Total	6,474	6,955			13,429	3,921

100	Total energy sources	12,838	13,397			26,235	5,639

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	98%	86%			92%	(3)%
102	Coal	75%	75%			75%	3%
103	Gas, oil and other	26%	31%			29%	13%
104	System average	58%	59%			58%	1%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	31	15			23	(41)
106	Coal	247	373			310	85
107	Gas	189	159			174	161

108	Total	467	547			507	204
109	Generation Fuel Cost ($/MWh)	$15.89	$16.80			$17.70	$5.97

See Glossary of Terms.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$49.66	$48.88			$49.27	$20.52
111	SP15	$54.35	$50.73			$52.54	$22.56
	Off-Peak
112	Palo Verde	$36.09	$25.48			$30.79	$12.66
113	SP15	$39.70	$28.27			$33.99	$14.64
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	76	1,550			1,626	(204)
115	Heating degree-days	349	17			366	(106)
116	Average humidity	44%	18%			31%	9%
	10-Year Averages
117	Cooling degree-days	77	1,478			1,555	—
118	Heating degree-days	546	34			580	—
119	Average humidity	45%	25%			35%	0%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b) (d)
120	Single-family	8,030	6,992			15,022	816
121	Multi-family	863	846			1,709	(203)

122	Total	8,893	7,838			16,731	613

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	1.0%	0.6%			0.8%	1.4%
124	Unemployment rate (%, seasonally adjusted)	5.7%	6.0%			5.8%	(0.4)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending May 2003.

See Glossary of Terms.